SHEPARD INC.
Suite 318, 470 Granville Street, Vancouver, British Columbia, Canada, V6C 1V5

______________________________________________________________________________

January 19, 2007

To:
The Board of Directors of:
CELLCYTE GENETICS, INC.
5400 Carillon Point
Kirkland, Washington, U.S.A., 98033

Dear Sirs/Mesdames:

Re:

Offer to purchase all of the shares of CellCyte Genetics, Inc. (the "Company") from each of the shareholders of the Company (each a "Vendor") by Shepard Inc. (the "Purchaser"; and the Company, the within Vendor and the Purchaser being, collectively, the "Parties" herein)

AGREEMENT IN PRINCIPLE

                      This letter will confirm our recent discussions and the intention of each of Parties hereto to enter into the basic terms of an agreement (herein the "Agreement") for the proposed acquisition by the above-referenced Purchaser from the above-referenced Vendors of all of issued and outstanding shares (each a "Purchased Share") of the above-referenced Company.

                      We understand and confirm that the Company is a limited liability company subsisting under and registered pursuant to the laws of the Washington, U.S.A., that the Company is presently engaged in the business of discovering and developing breakthrough stem cell therapeutic products, and all matters and businesses necessarily incidental thereto, and that the Company now wish to raise additional external capital in order to fully develop and realize the potential of its existing business (collectively, the "Company's Business").

                      We also understand and confirm that, by entering into this Agreement, the undersigned authorized signatories for each of the Company and the within Vendor herein intend to move forward toward entering into a more formal agreement or takeover bid (the "Formal Agreement") pursuant to which the Vendor, and all remaining Vendors of the Company, will agree to sell and the Purchaser will agree to purchase all of the Purchased Shares of the Company from the Vendors upon terms and conditions similar to those as set forth hereinbelow. At all times the undersigned hereto acknowledge and agree that the completion of any such Formal Agreement is subject to the prior ratification and approval of the terms and conditions of any such Formal Agreement by the Board of Directors and, if applicable, shareholders of the Purchaser, the Company, the Vendors and such securities regulatory authorities as may have jurisdiction over the Purchaser, the Company and the Vendors (collectively, the "Regulatory Authorities").

                      In connection with the foregoing, therefore, the undersigned hereby acknowledge and agree that the following will represent the basic terms of a Formal Agreement for the acquisition by the Purchaser of all of the Purchased Shares from the Vendors and the initial financing thereof.

CellCyte Genetics, Inc.
January 19, 2007

Article 1

PURCHASE AND SALE OF ALL OF THE PURCHASED SHARES

1.1                  Purchase and sale. Subject to the terms and conditions hereof and based upon the representations and warranties contained in Articles "2" and "3" hereinbelow, together with such other terms and conditions and representations and warranties as are standard in similar share purchase transactions of this type and as may be evidenced by the final form of Formal Agreement which replaces this Agreement, and the prior satisfaction of the conditions precedent which are set forth in Article "4" hereinbelow, the Vendor, and the remaining Vendors by virtue of the Formal Agreement thereby, agree to assign, sell and transfer at the closing date (the "Closing Date") all of their respective right, entitlement and interest in and to the Purchased Shares to the Purchaser, and the Purchaser agrees to purchase all of the Purchased Shares from the Vendors, on the terms and subject to the conditions contained in this Agreement.

1.2                  Purchase Price for the Vendors. The total purchase price (the "Purchase Price") for all of the Purchased Shares will be paid by the Purchaser's issuance and delivery to the Vendors, in the manner set forth hereinbelow, of an aggregate of 16,000,000 ("Post-Forward Split"; the Purchaser having recently completed a forward split of each of its issued and authorized capital on a seven-new for one-old basis) restricted common shares in the capital of the Purchaser (each a "Purchase Price Share") at the closing (the "Closing") on the Closing Date of the terms and conditions of the Formal Agreement, at a deemed issuance price of U.S. $1.00 per Purchase Price Share of the Purchaser.

                      Unless otherwise directed by the Vendors under the proposed Formal Agreement prior to Closing, the Purchaser is expected to issue the Purchase Price Shares to the Vendors pro rata in accordance with the each Vendor's respective Purchased Share shareholding in and to the Company and outstanding as at the Closing Date; with all fractions greater than or equal to one-half being rounded up and all fractions less than one-half being rounded down.

1.3                  Restricted Additional Transferred Shares for the Vendors. In addition to the Purchase Price Shares to be issued by the Purchaser to the Vendors at Closing and in the manner as set forth in section "1.2" hereinabove, and subject to the remaining terms and conditions hereof and based upon the representations and warranties contained in Articles "2" and "3" hereinbelow, together with such other terms and conditions and representations and warranties as are standard in similar share purchase transactions of this type and as may be evidenced by the final form of Formal Agreement which replaces this Agreement, at Closing the Purchaser will be required to cause a certain existing founding shareholder of the Company (that, at present, being Robert Harris; the current President, CEO and a director of the Purchaser and herein the "Founding Shareholder") to transfer an aggregate of 18,750,000 Post-Forward Split and restricted and issued and outstanding common shares from the holdings of such Founding Shareholder in and to the Purchaser (each an "Additional Transferred Share") to the order and direction of the Vendors at a deemed transfer price of U.S. $0.001 per Additional Transferred Share of the Founding Shareholder.

                      In this regard it is hereby acknowledged and agreed that, where the context so requires, each of the Purchase Price Shares and the Acquisition Transferred Shares will be referred to, individually, as an "Acquisition Share" herein.

CellCyte Genetics, Inc.
January 19, 2007

1.4                  Resale restrictions and legending of Acquisition Share certificates. The Vendor, and the remaining Vendors by virtue of the Formal Agreement thereby, hereby acknowledge and agree that the Purchaser makes no representations as to any resale or other restriction affecting the Acquisition Shares and that it is presently contemplated that the Purchase Price Shares will be issued by the Purchaser to the Vendors and that the Additional Transferred Shares will be transferred to the Vendors in reliance upon the exemptions contained in certain sections of the United States Securities Act of 1933 (the "Securities Act") or "Regulation S" promulgated under the Securities Act which will impose a trading restriction in the United States on the Acquisition Shares for a period of at least 12 months from the Closing Date. In addition, the Vendor, and the remaining Vendors by virtue of the Formal Agreement thereby, hereby also acknowledge and agree that the within obligation of the Purchaser to issue the Purchase Price Shares and to arrange for the completion of the within obligation of the Founding Shareholder to transfer the Acquisition Transferred Shares pursuant to sections "1.2" and "1.3" hereinabove will be subject to each of the Purchaser and the Founding Shareholder being satisfied that an exemption from applicable registration and prospectus requirements is available under the Securities Act and all applicable securities laws in respect of each of the Vendors, the Purchased Shares, the Founding Shareholder and the Acquisition Shares.

                      The Vendor, and the remaining Vendors by virtue of the Formal Agreement thereby, hereby also acknowledge and understand that neither the sale of the Acquisition Shares which the Vendors are acquiring nor any of the Acquisition Shares themselves have been registered under the Securities Act or any state securities laws, and, furthermore, that the Acquisition Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Vendor, and the remaining Vendors by virtue of the Formal Agreement thereby, also acknowledge and understand that the certificates representing the Acquisition Shares will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner if such restriction is required by the Regulatory Authorities:

"The securities represented by this certificate have not been registered under the United States Securities Act of 1933, as amended, or the laws of any state, and have been issued pursuant to an exemption from registration pertaining to such securities and pursuant to a representation by the security holder named hereon that said securities have been acquired for purposes of investment and not for purposes of distribution. These securities may not be offered, sold, transferred, pledged or hypothecated in the absence of registration, or the availability of an exemption from such registration. The stock transfer agent has been ordered to effectuate transfers only in accordance with the above instructions.";

and the Vendor, and the remaining Vendors by virtue of the Formal Agreement thereby, hereby consent to the Purchaser making a notation on its records or giving instructions to any transfer agent of the Purchaser (the "Transfer Agent") in order to implement the restrictions on transfer set forth and described hereinabove.

                      The Vendor hereby, and the remaining Vendors by virtue of the Formal Agreement thereby, also acknowledge and understand that:

(a)       the Acquisition Shares are restricted securities within the meaning of "Rule 144" promulgated under the Securities Act;

(b)       the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of issuance and transfer of the Acquisition Shares to the Vendors, and even then will not be available unless (i) a public trading market then exists for the common stock of the Purchaser, (ii) adequate information concerning the Purchaser is then available to the public; (iii) all periodic reports required to be filed by the Purchaser have been filed; and (iv) other terms and conditions of Rule 144 are complied with; and

(c)       any sale of the Acquisition Shares may be made by the Vendors only in limited amounts in accordance with such terms and conditions.

CellCyte Genetics, Inc.
January 19, 2007

1.5                  Interim secured Loan to the Company, the Security therefore and Conversion into Loan Units of the Purchaser. In conjunction with and as a condition to the entering into of this Agreement by the Parties hereto, together with the within agreement by the Parties hereto to heretofore use their best efforts to enter into a Formal Agreement incorporating the terms and conditions hereof as soon as conveniently possible hereafter, the Purchaser, on behalf of itself or its various investors (in each such case being a "Lender" herein), has hereby agreed to use its commercially reasonable efforts to advance by way of a loan or loans to the Company (collectively, the "Loan") the aggregate principal sum of up to U.S. $1,000,000 (collectively, the "Principal Sum") upon the earlier of (a) January 26, 2007 and (b) five business days of the due and complete closing of a minimum of up to U.S. $1,000,000 of the proposed Private Placement (as hereinafter determined) financing as set forth hereinbelow, together with interest accruing on any Principal Sum Loan amount hereunder at the rate of five percent (5%) per annum, compounded semi-annually and not in advance (the "Interest") prior to maturity (the "Maturity"); and which Maturity shall be 120 calendar days from the date of advancement of each such Principal Sum by way of Loan hereunder.

                      In this regard the Parties hereby acknowledge and agree that any such Principal Sum and Interest will be secured, contemporaneously with the advancement of any funds under any such Loan, by way of a senior, subordinated (subordinated only to the Company's existing banking indebtedness), fixed and floating charge on all of the assets of the Company. In this regard it is hereby also acknowledged and agreed that, upon the completion of the within purchase and sale, it is intended, subject to the Purchaser's prior receipt of appropriate accounting and legal advice, that any Loan from the Purchaser will simply be forgiven, or become an inter-company account as the situation may require.

                      The Parties hereby also acknowledge and agree that, notwithstanding the status of this Agreement or the completion of the within purchase and sale, each Lender (excluding the Purchaser if applicable) will have the right and option, exercisable until 5:00 p.m. (Vancouver time) on the date of Maturity of each such Loan hereunder, to convert any Principal Sum, Interest or any other sum outstanding under any Loan from such Lender to the Company as contemplated herein (collectively, the "Outstanding Indebtedness") into units of the Purchaser (each a "Loan Unit"), at a deemed settlement and issuance price of U.S. $1.50 per Loan Unit for that portion of Outstanding Indebtedness which is then being so converted by such Lender (the "Conversion" in each such instance), with each such Loan Unit being comprised of one common share and one non-transferable share purchase warrant of the Purchaser (each a "Loan Warrant"), and with each such Loan Warrant being exercisable for one additional common share of the Purchaser for a period ending at the earlier of (i) 18 months from the date of issuance of the within Loan Units by the Purchaser and (ii) 12 months from the effective date of the Purchaser's proposed "Registration Statement", if any, pursuant to which the Loan Warrant common shares underlying the Loan Warrants are to be proposed for registration under the Securities Act at an exercise price of U.S. $3.00 per Loan Warrant common share in each such instance; and with the further understanding that the common shares and the Loan Warrant common shares forming part of the Loan Units will carry piggy-back registration rights. In this regard it is hereby acknowledged and agreed that the right of Conversion after the date of Maturity will be in the sole and absolute discretion of the Purchaser to extend.

1.6                  Units For Debt in the Purchaser for Company Creditors. Subject to the remaining terms and conditions hereof and based upon the representations and warranties contained in Articles "2" and "3" hereinbelow, together with such other terms and conditions and representations and warranties as are standard in similar share purchase transactions of this type and as may be evidenced by the final form of Formal Agreement which replaces this Agreement, at Closing the Company will cause, and the Purchaser will agree that, all substantive, material and bona fide creditors of the Company (collectively, the "Company's Creditors"); and currently representing an aggregate of U.S. $1,017,088 in principal and interest which is due and owing by the Company to the Company's Creditors (collectively, the "Debt Amount"), will cause such Company's Creditors to settle all such Debt Amount within the Company for units of the Purchaser (each a "Unit For Debt"), at a deemed settlement and issuance price of U.S. $1.50 per Unit For Debt, with each such Unit For Debt being identical to the within Loan Units and being comprised of one common share and one Loan Warrant in each such instance; and with the further understanding that the common shares and the Loan Warrant common shares forming part of the Units For Debt will also carry piggy-back registration rights.

CellCyte Genetics, Inc.
January 19, 2007

1.7                  Trading Transferred Shares to the order of the Vendors. In addition to the Acquisition Shares to be issued and transferred to the Vendors at Closing and in the manner as set forth in sections "1.2" and "1.3" hereinabove, and subject to the remaining terms and conditions hereof and based upon the representations and warranties contained in Articles "2" and "3" hereinbelow, together with such other terms and conditions and representations and warranties as are standard in similar share purchase transactions of this type and as may be evidenced by the final form of Formal Agreement which replaces this Agreement, at Closing the Purchaser will also be required to cause certain existing shareholders of the Company (each an "Existing Shareholder") to transfer an aggregate of 2,500,000 Post-Forward Split and unrestricted (free-trading) and issued and outstanding common shares from the holdings of such Existing Shareholders in and to the Purchaser (each a "Trading Transferred Share") to the order and direction of the Vendors at a deemed transfer price of U.S. $0.001 per Trading Transferred Share of the Existing Shareholders.

1.8                  Cancellation of all Company Options and Warrants for compensation in the Company. Subject to the remaining terms and conditions hereof and based upon the representations and warranties contained in Articles "2" and "3" hereinbelow, together with such other terms and conditions and representations and warranties as are standard in similar share purchase transactions of this type and as may be evidenced by the final form of Formal Agreement which replaces this Agreement, at Closing the Company will cause all existing stock option holders in and to the Company to cancel each of their existing stock options within the Company (each a "Company Option") and, furthermore, the Company will cause all existing common share purchase warrant holders in and to the Company to cancel each of their existing share purchase warrants in and to the Company (each a "Company Warrant"; and collectively, the "Cancellation"), in consideration of the Purchaser, at Closing:

(a)       providing the Company's existing Company Option holders with the collective right and stock option to purchase an aggregate of not less than 575,000 common shares of the Purchaser, at an exercise price of U.S. $1.00 per common share (each being a "Purchaser Option"); it being acknowledged and agreed that all such Purchaser Options will be exchanged as Purchaser Options for the Company Options then under Cancellation and in consideration of the ongoing involvement of any such Company Option holders in and to the resulting Purchaser company; and

(b)       providing the Company's existing Company Warrant holders with the collective right to purchase an aggregate of not less than 205,000 common shares of the Purchaser, at a cashless exercise price of U.S. $1.50 per common share (each being a "Purchaser Warrant"); it being acknowledged and agreed that all such Purchaser Warrants will be exchanged as Purchaser Warrants for the Company Warrants then under Cancellation and, furthermore, with the understanding that the common shares underlying the exercise of the Purchaser Warrants will carry piggy-back registration rights.

1.9                  Costs. It is hereby further acknowledged and agreed by the Parties hereto that while any portion of any Outstanding Indebtedness is outstanding hereunder, and should this Agreement or any Formal Agreement have terminated due solely to either the breach, default or failure to perform thereunder by the Company, the Company will remain responsible for all fees and expenses and including, without limitation, all legal, accounting, sponsorship, regulatory and filing fees and expenses, and otherwise, in connection with the preparation and execution of this Agreement, any Formal Agreement, all corporate and statutory materials in conjunction with any Formal Agreement, all filings with any regulatory authority as may have jurisdiction over either the Company or the Purchaser in conjunction with the completion of any Formal Agreement and all documentation necessarily incidental thereto; and which fees and expenses shall be added to and form part of the Outstanding Indebtedness hereunder.

CellCyte Genetics, Inc.
January 19, 2007

1.10                Standstill provisions. In consideration of the Parties' within agreement to purchase and sell the Purchased Shares and to enter into the terms and conditions of this Agreement, each of the Parties hereby undertake for themselves, and for each of their respective agents and advisors, that they will not until the earlier of the Closing Date or the termination of this Agreement approach or consider any other potential Purchasers, or make, invite, entertain or accept any offer or proposal for the proposed sale of any interest in and to any of the Purchased Shares or the assets or the respective business interests of the Company or the Purchaser, as the case may be, or, for that matter, disclose any of the terms of this Agreement, without the Parties' prior written consent. In this regard each of the Parties hereby acknowledges that the foregoing restrictions are important to the respective businesses of the Parties and that a breach by any of the Parties of any of the covenants herein contained would result in irreparable harm and significant damage to each affected Party that would not be adequately compensated for by monetary award. Accordingly, the Parties hereby agree that, in the event of any such breach, in addition to being entitled as a matter of right to apply to a Court of competent equitable jurisdiction for relief by way of restraining order, injunction, decree or otherwise as may be appropriate to ensure compliance with the provisions hereof, any such Party will also be liable to the other Parties, as liquidated damages, for an amount equal to the amount received and earned by such Party as a result of and with respect to any such breach. The Parties hereby also acknowledge and agree that if any of the aforesaid restrictions, activities, obligations or periods are considered by a Court of competent jurisdiction as being unreasonable, they agree that said Court shall have authority to limit such restrictions, activities or periods as the Court deems proper in the circumstances.

Article 2
WARRANTIES, REPRESENTATIONS AND COVENANTS
BY THE COMPANY AND BY THE VENDORS

2.1                  Warranties, representations and covenants by the Company and by the Vendors. In order to induce the Purchaser to enter into this Agreement and to enter into and consummate any Formal Agreement, each of the Company and the Vendor hereby, and each of the Company and the Vendors by virtue of any Formal Agreement will, respectively, thereby, warrant to, represent to and covenant with the Purchaser in this Agreement, and in any Formal Agreement as at the Closing Date, that, to the best of the knowledge, information and belief of each of the Company and the Vendor herein, and to the best of the knowledge, information and belief of each of the Company and the Vendors, respectively, in any Formal Agreement, after making due inquiry and where appropriate and applicable (and for the purposes of the following warranties, representations and covenants "Company" shall mean the Company and any and all subsidiaries of the Company, if any, as the context so requires):

(a)       each of the Company and, where applicable, the Vendors, are duly incorporated under the laws of their respective jurisdictions of incorporation, are validly existing and are in good standing with respect to all statutory filings required by the applicable corporate laws, and each of the Company and, where applicable, the Vendors, has the requisite power, authority and capacity to own and use all of its respective business assets and to carry on the Company's Business as presently conducted by them;

CellCyte Genetics, Inc.
January 19, 2007

(b)       save and except as set forth in the "Company's Disclosure Schedule"; a copy of such Company's Disclosure Schedule accompanying the Company's delivery of this Agreement; and as will be set forth in any Formal Agreement as contemplated herein, the Company owns and possesses and has good and marketable title to and possession of all of its business assets free and clear of all actual or threatened liens, charges, options, encumbrances, voting agreements, voting trusts, demands, limitations and restrictions of any nature whatsoever;

(c)       save and except as set forth in the Company's Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, the Company hold all licenses and permits required for the conduct in the ordinary course of its operations of the Company's Business and for the uses to which its business assets have been put and are in good standing, and such conduct and uses are in compliance with all laws, zoning and other by-laws, building and other restrictions, rules, regulations and ordinances applicable to the Company and its business assets, and neither the execution and delivery of this Agreement nor the completion of the transactions contemplated hereby will give any person the right to terminate or cancel any said license or permit or affect such compliance;

(d)       as set forth in the Company's Disclosure Schedule, the issued and authorized capital of the Company is accurately disclosed therein of which, according to the records of the Company, and as at the Closing Date, all of the Purchased Shares common shares of the Company will be issued and outstanding as fully paid and non-assessable as at Closing;

(e)       subject to the prior completion of the Cancellation, there will be no shares in the capital of the Company issued or allotted or agreed to be issued or allotted to any persons or entities other than the Vendors herein;

(f)       the Vendors have good and marketable title to and are the legal, registered and beneficial owners of all of the Purchased Shares;

(g)       the Purchased Shares are validly issued and outstanding and fully paid and non-assessable in the capital of the Company and are free and clear of all actual or threatened liens, charges, options, encumbrances, voting agreements, voting trusts, demands, limitations and restrictions of any nature whatsoever;

(h)       there are no claims of any nature whatsoever affecting the rights of the Vendors to transfer the Purchased Shares to the Purchaser and, without limiting the generality of the foregoing, there are no claims or potential claims under any relevant family relations legislation or other equivalent legislation affecting the Purchased Shares;

(i)       the Vendors have the power and capacity to own and dispose of the Purchased Shares;

(j)       this Agreement and any Formal Agreement as contemplated herein will constitute a legal, valid and binding obligation of each of the Company and the Vendors, enforceable against each of the Company and the Vendors in accordance with its respective terms, except as enforcement may be limited by laws of general application affecting the rights of creditors;

CellCyte Genetics, Inc.
January 19, 2007

(k)       subject to the completion of the Cancellation, as at the execution date of any Formal Agreement as contemplated herein the Company will not have committed itself to provide any person, firm or corporation with any agreement, option or right, consensual or arising by law, present or future, contingent or absolute, or capable of becoming an agreement, option or right:

(i)       to require it to issue any further or other shares in its share capital, or any other security convertible or exchangeable into shares in its share capital, or to convert or exchange any securities into or for shares in its share capital;

(ii)      for the issue and allotment of any of the authorized but unissued shares in its share capital;

(iii)     to require it to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its share capital; or

(iv)       to purchase or otherwise acquire any shares in its share capital;

(l)       no other person, firm or corporation has any agreement, option or right capable of becoming an agreement for the purchase of any of the Purchased Shares;

(m)       save and except as set forth in the Company's Disclosure Schedule, and save and except as will be provided for in the Company's consolidated and comparative audited financial statements for its most recently completed financial period to be provided prior to Closing (presently expected as at December 31, 2006; and, collectively, the "Company's Financial Statements") and as will be set forth in any Formal Agreement as contemplated herein, there are no material liabilities, contingent or otherwise, existing on the date hereof in respect of which the Company may be liable on or after the completion of the transactions contemplated by this Agreement other than:

(i)       liabilities disclosed or referred to in this Agreement; and

(ii)      liabilities incurred in the ordinary course of the Company's Business, none of which are materially adverse to the business, operations, affairs or financial conditions of the Company;

(n)       no dividend or other distribution by the Company will be declared, paid or authorized up to and including the Closing Date, and the Company has not and has not committed itself to confer upon, or pay to or to the benefit of, any entity, any benefit having monetary value, any bonus or any salary increases except in the normal course of its business;

(o)       save and except as set forth in the Company's Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, there is no basis for and there are no actions, suits, judgments, investigations or proceedings outstanding or pending or, to the best of the knowledge, information and belief of the Company and the Vendors, after making due inquiry, threatened against or affecting the Company at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau or agency;

CellCyte Genetics, Inc.
January 19, 2007

(p)       save and except as set forth in the Company's Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, the Company is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which apply to it;

(q)       save and except as set forth in the Company's Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, the Company has not experienced, nor are the Company and the Vendors aware of, any occurrence or event which has had, or might reasonably be expected to have, a materially adverse affect on the Company's Business or on the results of its operations;

(r)       save and except as set forth in the Company's Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, the Company is not, nor until or at the Closing Date will it be, in breach of any provision or condition of, nor has it done or omitted anything that, with or without the giving of notice or lapse or both, would constitute a breach of any provision or condition of, or give rise to any right to terminate or cancel or accelerate the maturity of any payment under, any deed of trust, contract, certificate, consent, permit, license or other instrument to which it is a party, by which it is bound or from which it derives benefit, any judgment, decree, order, rule or regulation of any Court or governmental authority to which it is subject, or any statute or regulation applicable to it, to an extent that, in the aggregate, has a material adverse affect on it;

(s)       the Company has not committed to making and until the Closing Date will not make or commit itself to:

(i)       guarantee, or agree to guarantee, any indebtedness or other obligation of any person or corporation; or

(ii)      waive or surrender any right of material value;

(t)       until the Closing Date the Company will:

(i)       maintain its assets in a manner consistent with and in compliance with applicable law; and

(ii)      not enter into any material transaction or assume or incur any material liability outside the normal course of its business without the prior written consent of the Purchaser;

(u)       the Company and the Vendors acknowledges that the Acquisition Shares will be issued under certain exemptions from the registration and prospectus filing requirements otherwise applicable under the Securities Act and that, as a result, the Vendors may be restricted from using most of the remedies that would otherwise be available to them and will not receive information that would otherwise be required to be provided to them, and the Purchaser is relieved from certain obligations that would otherwise apply to it, in either case, under applicable securities legislation;

(v)       the Company and the Vendors acknowledge and agree that the Acquisition Shares have not been and will not be qualified or registered under the any federal or state securities laws of the United States and, as such, the Vendors may be restricted from selling or transferring such Acquisition Shares under applicable law;

CellCyte Genetics, Inc.
January 19, 2007

(w)       the Vendors realize that the sale of the Purchased Shares in exchange for the Purchase Price Shares will be a highly speculative investment and that the Vendors are able, without impairing that Vendors' financial condition, to hold the Purchase Price Shares for an indefinite period of time and to suffer a complete loss on the Vendors' investment. In addition, the Vendors have such knowledge and experience in financial and business matters that the Vendors are capable of evaluating the merits and risks of the prospective investment, and the Vendors have not received, nor have the Vendors requested or do the Vendors require to receive, any offering memorandum or a similar document describing the business and affairs of the Purchaser in order to assist the Vendors in entering into this Agreement and any Formal Agreement and in consummating the transactions contemplated herein;

(x)       the Company has, and shall have until repayment in full of any Principal Sum and any Interest accrued thereon under the within interim Loan, all requisite power and authority to enter into the Loan arrangement and to grant the security and supporting documents which may be required by the Purchaser as a condition of the Loan, and the Loan and the security and supporting documents will be duly and validly authorized, executed and delivered by the Company to the Purchaser immediately upon the execution of this Agreement and will be valid obligations of and legally binding on the Company enforceable in accordance with each of their respective terms;

(y)       at Closing each of the Company and the Vendors will have executed and provided each other with an acceptable form of final release and indemnification respecting any and all claims which either of such Parties had, or may have had, against any such other Party prior to Closing (the "Release");

(z)       to the actual knowledge, information and belief of each of the Company and the Vendors only in each of the following instances, the making of this Agreement, the completion of the transactions contemplated hereby pursuant to any Formal Agreement and the performance of and compliance with the terms hereof does not and will not:

(i)       conflict with or result in a breach of or violate any of the terms, conditions or provisions of the constating documents of either of the Company or the Vendors;

(ii)      conflict with or result in a breach of or violate any of the terms, conditions or provisions of any law, judgment, order, injunction, decree, regulation or ruling of any court or governmental authority, domestic or foreign, to which either of the Company or any of the Vendors is subject, or constitute or result in a default under any agreement, contract or commitment to which either of the Company or any of the Vendors is a party;

(iii)     give to any party the right of termination, cancellation or acceleration in or with respect to any agreement, contract or commitment to which either of the Company or any of the Vendors is a party;

(iv)      give to any government or governmental authority, or any municipality or any subdivision thereof, including any governmental department, commission, bureau, board or administration agency, any right of termination, cancellation or suspension of, or constitute a breach of or result in a default under, any permit, license, control or authority issued to either of the Company or to any of the Vendors which is necessary or desirable in connection with the conduct and operations of the Company's Business and the ownership or leasing of its business assets; or

CellCyte Genetics, Inc.
January 19, 2007

(v)     constitute a default by either of the Company or any of the Vendors, or any event which, with the giving of notice or lapse of time or both, might constitute an event of default, under any agreement, contract, indenture or other instrument relating to any indebtedness of the Company or any of the Vendors which would give any party to that agreement, contract, indenture or other instrument the right to accelerate the maturity for the payment of any amount payable under that agreement, contract, indenture or other instrument; and

(aa)     it is not aware of any fact or circumstance which has not been disclosed to the Purchaser which should be disclosed in order to prevent the representations, warranties and covenants contained in this section from being misleading or which would likely affect the decision of the Purchaser to enter into this Agreement or any Formal Agreement.

Article 3
WARRANTIES, REPRESENTATIONS AND COVENANTS BY THE PURCHASER

3.1                  Warranties, representations and covenants by the Purchaser. In order to induce each of the Company and the Vendor to enter into this Agreement and to enter into and consummate any Formal Agreement, the Purchaser hereby, and by virtue of any Formal Agreement will thereby, warrant to, represent to and covenant with each of the Company and the Vendors that, to the best of the knowledge, information and belief of the Purchaser herein, and to the best of the knowledge, information and belief of the Purchaser in any Formal Agreement as at the Closing Date, after making due inquiry and where appropriate and applicable (and for the purposes of the following warranties, representations and covenants "Purchaser" shall mean the Purchaser and any subsidiary of the Purchaser, if any, as the context so requires):

(a)       the Purchaser is duly incorporated under the laws of its jurisdiction of incorporation, is validly existing and is in good standing with respect to all statutory filings required by the applicable corporate laws;

(b)       the Purchaser has the requisite power, authority and capacity to own and use all of its business assets and to carry on its business as presently conducted by it;

(c)       save and except as will be set forth in the "Purchaser's Disclosure Schedule"; a copy of such Purchaser's Disclosure Schedule to accompany the Purchaser's delivery of this Agreement; and as will be set forth in any Formal Agreement as contemplated herein, the Purchaser owns and possesses and has good and marketable title to and possession of all of its business assets free and clear of all actual or threatened liens, charges, options, encumbrances, voting agreements, voting trusts, demands, limitations, contingent liabilities and restrictions of any nature whatsoever;

(d)       save and except as will be set forth in the Purchaser's Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, the Purchaser holds all licenses and permits required for the conduct in the ordinary course of the operations of its business and for the uses to which its business assets have been put and are in good standing, and such conduct and uses are in compliance with all laws, zoning and other by-laws, building and other restrictions, rules, regulations and ordinances applicable to the Purchaser, and neither the execution and delivery of this Agreement nor the completion of the transactions contemplated hereby will give any person the right to terminate or cancel any said license or permit or affect such compliance;

CellCyte Genetics, Inc.
January 19, 2007

(e)       this Agreement and any Formal Agreement as contemplated herein will constitute a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its respective terms, except as enforcement may be limited by laws of general application affecting the rights of creditors;

(f)       the authorized capital of the Purchaser is expected to consist of 525,000,000 common shares, with a par value of U.S. $0.001 per common share, of which, according to the records of the Purchaser, an aggregate of approximately 38,990,000 common shares of the Purchaser are expected to be issued and outstanding as fully paid and non-assessable in the share capital of the Purchaser just prior to Closing;

(g)       all of the issued and outstanding shares of the Purchaser will be listed and posted for trading on the NASD Over-the-Counter Bulletin Board (the "OTCBB"), and the Purchaser will not in material default of any of its listing requirements of the OTCBB or any rules or policies of the United States Securities and Exchange Commission (the "Commission");

(h)       all registration statements, reports and proxy statements filed by the Purchaser with the Commission, and all registration statements, reports and proxy statements required to be filed by the Purchaser with the Commission, will have been filed by the Purchaser under the United States Securities Act of 1934 (the "1934 Act"), will have been filed in all material respects in accordance with the requirements of the 1934 Act and the rules and regulations thereunder and no such registration statements, reports or proxy statements will have contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

(i)       the Purchaser will allot and issue the Purchase Price Shares on the Closing Date in accordance with section "1.2" hereinabove as fully paid and non-assessable in the capital of the Purchaser free and clear of all actual or threatened liens, charges, options, encumbrances, voting agreements, voting trusts, demands, limitations and restrictions of any nature whatsoever, other than hold periods or other restrictions imposed under applicable securities legislation;

(j)       up to and including the Closing Date the Purchaser will not commit itself to:

(i)       redeem or acquire any shares in its share capital;

(ii)      declare or pay any dividend;

(iii)     make any reduction in or otherwise make any payment on account of its paid-up capital; or

(iv)      effect any subdivision, consolidation (except as required by the terms of this Agreement) or reclassification of any of its share capital;

CellCyte Genetics, Inc.
January 19, 2007

(k)       up to and including the Closing Date the Purchaser will not commit itself to:

(i)       acquire or have the use of any property from a person, corporation or entity with whom it was not dealing with at arm's length; or

(ii)      dispose of anything to a person, corporation or entity with whom it was not dealing with at arm's length for proceeds less than the fair market value thereof;

(l)       save and except for the proposed payment and/or issuance of common shares of the Purchaser as a finder's fee in conjunction with the successful completion of any Formal Agreement as contemplated herein, and save and except for any finder's fees or commissions which may be payable or issuable by the Purchaser in conjunction with the completion of its proposed Private Placement (as hereinafter determined) as set forth hereinbelow, the Purchaser has not retained, employed or introduced any other broker, finder or other person who would be entitled to a brokerage commission or finder's fee arising out of the transactions contemplated hereby;

(m)       save and except as will be set forth in any Formal Agreement as contemplated herein, up to and including the Closing Date the Purchaser will not commit itself to provide any person, firm or corporation with any agreement, option or right, consensual or arising by law, present or future, contingent or absolute, or capable of becoming an agreement, option or right:

(i)       to require it to issue any further or other shares in its share capital, or any other security convertible or exchangeable into shares in its share capital, or to convert or exchange any securities into or for shares in its share capital;

(ii)      for the issue and allotment of any of the authorized but unissued shares in its share capital;

(iii)     to require it to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its share capital; or

(iv)      to purchase or otherwise acquire any shares in its share capital;

(n)       save and except as will be set forth in the Purchaser's Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, there will be no material liabilities, contingent or otherwise, existing on the Closing Date in respect of which the Purchaser may be liable on or after the completion of the transactions contemplated by the Formal Agreement other than:

(i)       liabilities disclosed or referred to in the Formal Agreement; and

(ii)      liabilities incurred in the ordinary course of business, none of which are materially adverse to the business, operations, affairs or financial conditions of the Purchaser;

(o)       no dividend or other distribution by the Purchaser will have been made, declared or authorized since its incorporation, nor will any be declared, paid or authorized up to and including the Closing Date, and the Purchaser will not commit itself to confer upon, or pay to or to the benefit of, any entity, any benefit having monetary value, any bonus or any salary increases except in the normal course of its business;

CellCyte Genetics, Inc.
January 19, 2007

(p)       save and except as will be set forth in the Purchaser's Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, there will be no basis for and there will be no actions, suits, judgments, investigations or proceedings outstanding or pending or, to the best of the knowledge, information and belief of the Purchaser under the Formal Agreement, after making due inquiry, threatened against or affecting the Purchaser at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau or agency;

(q)       save and except as will be set forth in the Purchaser's Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, the Purchaser will not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which apply to it;

(r)       save and except as will be set forth in the Purchaser's Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, the Purchaser will have not experienced, nor will the Purchaser be aware of, any occurrence or event which has had, or might reasonably be expected to have, a materially adverse affect on the Purchaser's business or on the results of its operations;

(s)       up to and including the Closing Date there has been and will be prepared and filed on a timely basis all federal and provincial income tax returns, elections and designations, and all other governmental returns, notices and reports of which the Purchaser had or ought reasonably to have had knowledge, required to be or reasonably capable of being filed up to the Closing Date, with respect to the operations of the Purchaser, and no such returns, elections, designations, notices or reports contain any material misstatement or omit any material statement that should have been included, and each such return, election, designation, notice or report, including accompanying schedules and statements, is true, correct and complete in all material respects;

(t)       save and except as will be set forth in the Purchaser's Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, the Purchaser is not, nor until or at the Closing Date will it be, in breach of any provision or condition of, nor has it done or omitted anything that, with or without the giving of notice or lapse or both, would constitute a breach of any provision or condition of, or give rise to any right to terminate or cancel or accelerate the maturity of any payment under, any deed of trust, contract, certificate, consent, permit, license or other instrument to which it is a party, by which it is bound or from which it derives benefit, any judgment, decree, order, rule or regulation of any court or governmental authority to which it is subject, or any statute or regulation applicable to it, to an extent that, in the aggregate, has a material adverse affect on it;

(u)       save and except as will be set forth in the Purchaser's Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, no payments of any kind will have been made or authorized by or on behalf of the Purchaser to or on behalf of directors, officers, shareholders or employees of the Purchaser or under any management agreements with the Purchaser;

CellCyte Genetics, Inc.
January 19, 2007

(v)       save and except as will be set forth in the Purchaser's Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, the Purchaser will not have any contracts, agreements, undertakings or arrangements, whether oral, written or implied, with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, directors, officers, lawyers or others which cannot be terminated, without penalty, on no more than three month's notice;

(w)       save and except as will be set forth in the Purchaser's Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, none of directors, officers or employees of the Purchaser prior to Closing will be indebted or under obligation to the Purchaser on any account whatsoever;

(x)       the Purchaser will not have committed to making and until the Closing Date will not make or commit itself to:

(i)       guarantee, or agree to guarantee, any indebtedness or other obligation of any person or corporation; or

(ii)      waive or surrender any right of material value;

(y)       until the Closing Date the Purchaser will:

(i)       maintain its assets in a manner consistent with and in compliance with applicable law; and

(ii)      not enter into any material transaction or assume or incur any material liability outside the normal course of its business (except as required by the terms of the Formal Agreement);

(z)       the shares in the capital of the Purchaser will not be subject to or affected by any actual or, to the best of the knowledge, information and belief of the Purchaser, after making due inquiry, pending or threatened cease trade, compliance or denial of use of exemptions orders of, or action, investigation or proceeding by or before, any securities regulatory authority, court, administrative agency or other tribunal;

(aa)      the making of the Formal Agreement, the completion of the transactions contemplated thereby and the performance of and compliance with the terms thereof will not:

(i)       conflict with or result in a breach of or violate any of the terms, conditions or provisions of the constating documents of the Purchaser;

(ii)      conflict with or result in a breach of or violate any of the terms, conditions or provisions of any law, judgment, order, injunction, decree, regulation or ruling of any court or governmental authority, domestic or foreign, to which the Purchaser is subject, or constitute or result in a default under any agreement, contract or commitment to which the Purchaser is a party;

(iii)     give to any party the right of termination, cancellation or acceleration in or with respect to any agreement, contract or commitment to which the Purchaser is a party;

CellCyte Genetics, Inc.
January 19, 2007

(iv)      give to any government or governmental authority, or any municipality or any subdivision thereof, including any governmental department, commission, bureau, board or administration agency, any right of termination, cancellation or suspension of, or constitute a breach of or result in a default under, any permit, license, control or authority issued to the Purchaser which is necessary or desirable in connection with the conduct and operations of its business and the ownership or leasing of its business assets; or

(v)       constitute a default by the Purchaser or any event which, with the giving of notice or lapse of time or both, might constitute an event of default, under any agreement, contract, indenture or other instrument relating to any indebtedness of the Purchaser which would give any party to that agreement, contract, indenture or other instrument the right to accelerate the maturity for the payment of any amount payable under that agreement, contract, indenture or other instrument;

(ab)      at or subsequent to Closing the following changes will be effected to the Board of Directors and officers of the resulting Purchaser company (collectively, the "Change in Board and officers"):

(i)       at Closing all but one director and all officers of the Purchaser will resign and the previous Board of Directors of the Purchaser will appoint an aggregate of up to an additional three directors to be comprised of nominees to be put forward by the Vendors; and

(ii)      at Closing the resulting Board of Directors of the Purchaser will appoint such executive officers of the resulting Purchaser as may be determined by the Vendors prior to Closing;

(ac)      the Purchaser will raise prior to and/or commensurate with Closing a Post-Forward Split common share or unit private placement funding for the Purchaser, under "Rule 506" or "Regulation S" under the Securities Act, of a minimum of U.S. $5,000,000 and a maximum of up to U.S. $6,500,000, and at a subscription price of not less than U.S. $1.50 per restricted common share or unit (each a "Unit") forming part thereof (collectively, the "Private Placement"); with an understanding that any Unit Private Placement financing shall be conducted at a subscription price of not less U.S. $1.50 per Unit, with each such Unit being comprised of not greater than one common share and one non-transferable share purchase warrant of the Purchaser (each a "Warrant"), and with each such Warrant being exercisable for not greater than one additional common share of the Purchaser for a period ending at the earlier of (i) 18 months from the date of issuance of the within Units by the Purchaser and (ii) 12 months from the effective date of the Purchaser's proposed Registration Statement, if any, pursuant to which the Warrant common shares underlying the Warrants are to be proposed for registration under the Securities Act at an exercise price of U.S. $3.00 per Warrant common share in each such instance; and with the further understanding that the common shares and the Warrant common shares forming part of the Units will carry piggy-back registration rights and that not less than U.S. $4,000,000 from the Private Placement shall be advanced by the Purchaser to the Company at Closing with the balance, if any, being available for unallocated working capital for the resulting Purchaser company. In this regard it is hereby contemplated that up to U.S. $1,000,000 of any such Private Placement may take the form of the proposed Loan from the Purchaser as contemplated herein;

CellCyte Genetics, Inc.
January 19, 2007

(ad)      commensurate with or as soon as reasonably practicable subsequent to Closing the resulting Purchaser company will seek the approval of its shareholders, if required, to change the name of the resulting Purchaser company to such name as the Purchaser's resulting Board of Directors may determine at Closing (the "Change in Name"); and subsequent to Closing the resulting Purchaser company shall be in the process of preparing or filing the necessary documentation with all Regulatory Authorities to effect the Change in Name and which shall include, without limitation, obtaining a new trading symbol and CUSIP number for the resulting Purchaser company; and

(ae)      it is not aware of any fact or circumstance which has not been disclosed to the Company and the Vendors which should be disclosed in order to prevent the representations, warranties and covenants contained in this section from being misleading or which would likely affect the decision of the Company and the Vendors to enter into this Agreement or any Formal Agreement.

Article 4
CONDITIONS PRECEDENT TO CLOSING

4.1                  Purchaser's conditions precedent. All of the obligations of the Purchaser under this Agreement are, and under any Formal Agreement will be, further subject to at least the following conditions for the exclusive benefit of the Purchaser fulfilled in all material aspects in the reasonable opinion of the Purchaser or to be waived by the Purchaser as soon as possible but, unless specifically indicated as otherwise, not later than five calendar days prior to the Closing Date:

(a)       each of the Company and the Vendors shall have complied with all warranties, representations, covenants and agreements herein and under any Formal Agreement agreed to be performed or caused to be performed by each of the Company and the Vendors on or before the Closing Date;

(b)       each of the Company and the Vendors shall have obtained all authorizations, approvals and other actions by, and have made all filings with, any securities regulatory authority from whom any such authorization, approval or other action is required to be obtained or to be made in connection with the transactions contemplated herein, and all such authorizations, approvals and other actions are in full force and effect and all such filings have been accepted and each of the Company and the Vendors are in compliance with, and have not committed any breach of, any securities laws, regulations or policies of any securities regulatory authority to which either of the Company or the Vendors may be subject;

(c)       all matters which, in the opinion of counsel for the Purchaser, are material in connection with the transactions contemplated by this Agreement and by any Formal Agreement shall be subject to the favourable opinion of such counsel, and all relevant records and information shall be supplied to such counsel for that purpose;

(d)       no material loss or destruction of or damage to either of the Company, any of its assets, any of the Company's Business or the Purchased Shares shall have occurred;

CellCyte Genetics, Inc.
January 19, 2007

(e)       no action or proceeding at law or in equity shall be pending or threatened by any person, company, firm, governmental authority, regulatory body or agency to enjoin or prohibit:

(i)       the purchase or transfer of any of the Purchased Shares contemplated by this Agreement and by any Formal Agreement or the right of any of the Company or the Vendors to dispose of any of the Purchased Shares; or

(ii)      the right of the Company to conduct its operations and carry on, in the normal course, its Company's Business and operations as it has carried on in the past;

(f)       the delivery to the Purchaser by the Company and the Vendors, on a confidential basis, of all remaining material documentation and information and including, without limitation, an updated Company's Disclosure Schedule and:

(i)       a copy of all material contracts, agreements, reports and information of any nature respecting the Company, its assets and the Company's Business; and

(ii)      details of any lawsuits, claims or potential claims relating to either of the Company, its assets, the Company's Business or the Purchased Shares of which either of the Company or the Vendors is aware and the Purchaser is unaware;

(g)       the delivery to the Purchaser by the Company of such security and supporting documentation and instruments respecting the granting by the Purchaser to the Company of the within interim Loan as the Purchaser's solicitors may reasonably require;

(h)       the delivery to the Purchaser by the Company and the Vendors of an acceptable form of final Release respecting any and all claims which either of such Parties had, or may have had, against any such other Party prior to Closing;

(i)       the Company and the Vendors will cause the Company, for a period of at least five calendar days prior to the Closing Date, during normal business hours, to:

(i)       make available for inspection by the counsel, auditors and representatives of the Purchaser, at such location as is appropriate, the Company's books, records, contracts, documents, correspondence and other written materials, and afford such persons every reasonable opportunity to make copies thereof and take extracts therefrom at the sole cost of the Purchaser, provided such persons do not unduly interfere in the operations of the Company;

(ii)      authorize and permit such persons at the risk and the sole cost of the Purchaser, and only if such persons do not unduly interfere in the operations of the Company, to attend at all of its places of business and operations to observe the conduct of the Company's Business and operations, inspect its assets and, if applicable, make physical counts of its inventories, shipments and deliveries; and

CellCyte Genetics, Inc.
January 19, 2007

(iii)     require each of the Company's management personnel to respond to all reasonable inquiries concerning the Company's Business, its assets or the conduct of its business relating to its liabilities and obligations;

(j)       the delivery to the Purchaser by the Company and the Vendors of an opinion of the counsel for the Company, in a form satisfactory to the Purchaser's counsel, dated as at the date of delivery, to the effect that:

(i)       the Company is a corporation duly incorporated under the laws of its jurisdiction of incorporation, is validly existing and is in good standing with respect to all statutory filings required by the applicable corporate laws;

(ii)      the Company has the power, authority and capacity to own and use all of its assets and to carry on its Company's Business as presently conducted by it;

(iii)     Company, as the legal and beneficial owner of all of its assets, holds all of the assets free and clear of all liens, charges and claims of others;

(iv)      the number of authorized and issued shares in the share capital of the Company is as warranted by the Company and the Vendors, and all of such issued shares are duly authorized, validly issued and outstanding as fully paid and non-assessable;

(v)       all necessary steps and corporate proceedings have been taken by each of the Company and the Vendors to permit the Purchased Shares to be duly and validly transferred to and registered in the name of the Purchaser as at the Closing Date and to cancel any and all outstanding Company Options and Company Warrants in and to the Company, if any, in consideration of and exchange for the granting of an equal number of Purchaser Options and Purchase Warrants as contemplated herein;

(vi)      based on actual knowledge and belief, such counsel knows of no claims, judgments, actions, suits, litigation, proceedings or investigations, actual, pending or threatened, against either of the Company or the Vendors which might materially affect either of the Company, its assets or its Company's Business or which could result in any material liability to either of the Company, its assets or its Company's Business; and

(vii)     as to all other legal matters of a like nature pertaining to the Vendors, the Company, its assets, the Company's Business and to the transactions contemplated hereby as the Purchaser or the Purchaser's counsel may reasonably require; and

(k)       the completion by the Purchaser and by the Purchaser's professional advisors of a thorough due diligence and operations review of both the Company's Business and the operations of the Company together with the transferability of the Purchased Shares as contemplated by this Agreement and by any Formal Agreement.

4.2                  Company's and Vendors' conditions precedent. All of the obligations of the Company and the Vendors under this Agreement are, and under any Formal Agreement will be, further subject to at least the following conditions for the exclusive benefit of the Company and the Vendors fulfilled in all material aspects in the reasonable opinion of the Company and the Vendors or to be waived by the Company and the Vendors as soon as possible but, unless specifically indicated as otherwise, not later than five calendar days prior to the Closing Date:

CellCyte Genetics, Inc.
January 19, 2007

(a)       the Purchaser shall have complied with all warranties, representations, covenants and agreements herein and under any Formal Agreement agreed to be performed or caused to be performed by the Purchaser on or before the Closing Date;

(b)       all matters which, in the opinion of counsel for the Company and the Vendors, are material in connection with the transactions contemplated by this Agreement and by any Formal Agreement shall be subject to the favourable opinion of such counsel, and all relevant records and information shall be supplied to such counsel for that purpose;

(c)       no material loss or destruction of or damage to the Purchaser shall have occurred;

(d)       written confirmation that the Purchaser has raised into trust or otherwise sufficient funding in order to close the minimum required Private Placement at Closing on the terms as set forth in paragraph "3.1(ac)" hereinabove;

(e)       the delivery to the Company and the Vendors by the Purchaser, on a confidential basis, of all remaining material documentation and information and including, without limitation, an updated Purchaser's Disclosure Schedule and:

(i)        a copy of all material contracts, agreements, reports and title information of any nature respecting the Purchaser; and

(ii)      details of any lawsuits, claims or potential claims relating to the Purchaser of which the Purchaser is aware and the Company and the Vendors are unaware;

(f)       the Purchaser will, for a period of at least five calendar days prior to the Closing Date, during normal business hours:

(i)       make available for inspection by the solicitors, auditors and representatives of the Company and the Vendors, at such location as is appropriate, all of the Purchaser's books, records, contracts, documents, correspondence and other written materials, and afford such persons every reasonable opportunity to make copies thereof and take extracts therefrom at the sole cost of the Company and the Vendors, provided such persons do not unduly interfere in the operations of the Purchaser;

(ii)      authorize and permit such persons at the risk and the sole cost of the Company and the Vendors, and only if such persons do not unduly interfere in the operations of the Purchaser, to attend at all of its places of business and operations to observe the conduct of its business and operations, inspect its properties and assets and, if applicable, make physical counts of its inventories, shipments and deliveries; and

(iii)     require the Purchaser's management personnel to respond to all reasonable inquiries concerning the Purchaser's business assets or the conduct of its business relating to its liabilities and obligations; and

CellCyte Genetics, Inc.
January 19, 2007

(g)       the completion by the Company and the Vendors, and by the Company's and the Vendors' professional advisors, of a thorough due diligence and operations review of both the business and operations of the Purchaser.

4.3                  Parties' conditions precedent. The Closing of any Formal Agreement and the rights, obligations and duties of the Parties arising upon and prior to the Closing Date shall also be conditional upon and subject to:

(a)       the specific ratification of the terms and conditions of this Agreement by each of the Board of Directors of the Company and the Purchaser, together with each of the Vendors if applicable, within five business day of the due and completion execution of this Agreement by each of the Parties hereto (collectively, the "Ratification");

(b)       the completion by each of the Purchaser and the Company of an initial due diligence and operations review of the other Party's respective businesses and operations within ten business days of the prior satisfaction of the Ratification (the "Initial Due Diligence");

(c)        the execution of a Formal Agreement as between the Company, the Vendors and the Purchaser, or the corresponding delivery of a takeover bid circular by the Purchaser to the Vendors, incorporating terms and conditions similar to those contained in this Agreement, on or before February 15, 2007;

(d)       if required under applicable corporate and securities laws, the receipt of all necessary approvals from any Regulatory Authority having jurisdiction over the transactions contemplated by this Agreement and by any Formal Agreement on or before February 28, 2007;

(e)       if required under applicable corporate and securities laws, shareholders of the Purchaser and/or the Company passing an ordinary resolution or, where required, a special resolution, approving the terms and conditions of this Agreement and any Formal Agreement, and all of the transactions contemplated hereby and thereby, and the Purchaser and/or the Company sending all required notice to the Purchaser's and/or the Company's shareholders in connection therewith, or, in the alternative and if allowable in accordance with applicable corporate and securities laws, shareholders of the Purchaser and/or the Company holding over 50% of the issued shares of the Purchaser and the Company providing written consent resolutions evidencing their approval to the terms and conditions of this Agreement, and any Formal Agreement, and all of the transactions contemplated hereby and thereby, together with certification of any required notice to all shareholders of the Purchaser and/or Company of such written consent resolutions; and

(f)       the Board of Directors of each the Purchaser and/or the shareholders of the Purchaser, if required, approving of the within issuance by the Purchaser to the order and direction of the Vendors of all of the referenced Purchase Price Shares in accordance with section "1.2" hereinabove and, in addition, the Board of Directors and/or shareholders of the Purchaser, if required, having also approved and received any required notice of:

(i)        the proposed Additional Transferred Share transfer from a Founding Shareholder to the order and direction of the Vendors at Closing in accordance with section "1.3" hereinabove;

CellCyte Genetics, Inc.
January 19, 2007

(ii)      the proposed Loan by the Purchaser to the Lender prior to Closing of not less than the Principal Sum of $1,000,000 which shall be convertible by the Lenders thereof into Loan Units of the Purchaser in accordance with section "1.5" hereinabove;

(iii)     the proposed issuance by the Purchaser to the Company's Creditors of the Units For Debt in accordance with section "1.6" hereinabove;

(iv)      the proposed Trading Transferred Share transfer from certain Existing Shareholders to the order and direction of the Vendors at Closing in accordance with section "1.7" hereinabove;

(v)       the proposed Change in Board and officers of the Purchaser in accordance with paragraph "3.1(ab)" hereinabove;

(vi)      in accordance with paragraph "3.1(ac)" hereinabove, a common share or Unit Private Placement funding for the Purchaser of a minimum of U.S. $5,000,000 and a maximum of up to U.S. $6,500,000, and at a subscription price of not less than U.S. $1.50 per restricted common share or Unit forming part thereof; with an understanding that any Unit Private Placement financing shall be conducted at a subscription price of not less U.S. $1.50 per Unit, with each such Unit being comprised of not greater than one common share and one non-transferable share purchase Warrant of the Purchaser, and with each such Warrant being exercisable for not greater than one additional common share of the Purchaser for a period ending at the earlier of (i) 18 months from the date of issuance of the within Units by the Purchaser and (ii) 12 months from the effective date of the Purchaser's proposed Registration Statement, if any, pursuant to which the Warrant common shares underlying the Warrants are to be proposed for registration under the Securities Act at an exercise price of U.S. $3.00 per Warrant common share in each such instance; and with the further understanding that the common shares and the Warrant common shares forming part of the Units will carry piggy-back registration rights and that not less than U.S. $4,000,000 from the Private Placement shall be advanced by the Purchaser to the Company at Closing with the balance, if any, being available for unallocated working capital for the resulting Purchaser. In this regard it is hereby contemplated that up to U.S. $1,000,000 of such Private Placement may take the form of the proposed Loan from the Purchaser as contemplated herein;

(vii)     in accordance with paragraph "3.1(ad)" hereinabove, if required and possible, the proposed Change in Name of the Purchaser; and

(viii)    such other matters as may be agreed to as between the Parties hereto prior the completion of the transactions contemplated by this Agreement.

4.4                  Company's and Vendors' additional document covenants. The Company and the Vendors will also deliver, or caused to be delivered to the Purchaser prior to the Closing Date, an independent assessment report and business plan respecting the Company's Business and assets together with such corporate and asset status reports and/or opinions respecting the Company's Business and assets, as may be required by either the Purchaser or any Regulatory Authority, prepared, at a minimum, in accordance with the applicable rules and reporting guidelines of the appropriate Regulatory Authorities.

CellCyte Genetics, Inc.
January 19, 2007

Article 5
CLOSING AND EVENTS OF CLOSING

5.1                  Closing and Closing Date. The Closing of the within purchase and delivery of the Purchased Shares, in conjunction with any Formal Agreement, together with all of the transactions contemplated by this Agreement and by any Formal Agreement, shall occur on the day which is 30 calendar days following the satisfaction of all of the conditions precedent which are set out in Article "4" hereinabove, or on such earlier or later Closing Date as may be agreed to in advance and in writing by each of the Parties hereto, and will be closed at the offices of counsel for the Purchaser, Lang Michener LLP, Lawyers - Patent & Trade Mark Agents, located at 1500 Royal Centre, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7, at 2:00 p.m. (Vancouver time) on the Closing Date.

5.2                  Latest Closing Date. If the Closing Date has not occurred by April 30, 2007 this Agreement will be terminated and unenforceable unless the Parties hereto agree in writing to grant an extension of the Closing Date.

5.3                  Documents to be delivered by the Company and the Vendors prior to the Closing Date. Not later than two calendar days prior to the Closing Date, and in addition to the documentation which is required by the agreements and conditions precedent which are set forth hereinabove, the Company and the Vendors shall also execute and deliver or cause to be delivered all such other documents, resolutions and instruments as may be necessary, in the opinion of counsel for the Purchaser, acting reasonably, to transfer all of the Purchased Shares to the Purchaser free and clear of all liens, charges and encumbrances, and in particular including, but not being limited to:

(a)       a certified copy of an ordinary resolution of the shareholders of the Company and, if applicable, the Vendors, approving the terms and conditions of this Agreement, any Formal Agreement and the transactions contemplated hereby and thereby or, in the alternative, shareholders of the Company and, if applicable, the Vendors, holding over 50% of the issued shares of the Company and/or the Vendors providing written consent resolutions evidencing their approval to the terms and conditions of this Agreement, any Formal Agreement and all of the transactions contemplated thereunder together with certification of any required notice to all shareholders of the Company and, if applicable, the Vendors, of such written consent resolutions;

(b)       all documentation as may be necessary and as may be required by counsel for the Purchaser, acting reasonably, to ensure that all of the Purchased Shares have been transferred, assigned and are registerable in the name of and for the benefit of the Purchaser, and to ensure that all outstanding options in and to the Company, if any, have been cancelled, under all applicable corporate and securities laws;

(c)       certificate(s) representing the Purchased Shares registered in the name of the Vendors, duly endorsed for transfer to the Purchaser or irrevocable stock powers transferring the Purchased Shares to the Purchaser;

(d)       a certificate representing the Purchased Shares for each of the Company registered in the name of the Purchaser;

(e)       written evidence of the Cancellation of all outstanding Company Options and Company Warrants in and to the Company;

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(f)       written evidence of the Release having been obtained;

(g)       a certified copy of the resolutions of the Board of Directors of each of the Company and, if applicable, the Vendors, authorizing the transfer by the Vendors to the Purchaser of the Purchased Shares and canceling all outstanding Company Options and Company Warrants in and to the Company;

(h)       consents to act and similar documentation required in order to effect the proposed Change in Board and officers of the Purchaser;

(i)       a copy of all corporate records and books of account for the Company and its respective subsidiaries and including, without limiting the generality of the foregoing, a copy of all minute books, share register books, share certificate books and annual reports of the Company and its respective subsidiaries;

(j)       all necessary consents and approvals in writing to the completion of the transactions contemplated herein;

(k)      a certificate of an officer for each of the Company, dated as of the Closing Date, acceptable in form to counsel for the Purchaser, acting reasonably, certifying that the warranties, representations, covenants and agreements of each of the Company and the Vendors contained in, respectively, this Agreement and in any Formal Agreement are true and correct in all respects and will be true and correct as of the Closing Date as if made by the Company and the Vendors on the Closing Date;

(l)       an opinion of counsel to the Company and the Vendors, dated as at the Closing Date, and addressed to the Purchaser and its counsel, in form and substance satisfactory to the Purchaser's counsel, acting reasonably, and including the following:

(i)       the due incorporation, existence and standing of the Company and its qualification to carry on business;

(ii)      the authorized and issued capital of each of the Company;

(iii)     that all Purchased Shares have been duly authorized and issued and are fully paid and non-assessable;

(iv)      all necessary steps and proceedings have been taken in connection with the execution, delivery and performance of this Agreement, any Formal Agreement and the transactions contemplated herein and therein, respectively;

(v)       that the Purchased Shares have been duly issued to and registered in the name of the Purchaser and that all outstanding Company Options and Company Warrants in and to the Company have been cancelled in compliance with all applicable corporate and securities laws; and

(m)       all such other documents and instruments as the Purchaser's counsel may reasonably require.

5.4                  Documents to be delivered by the Purchaser prior to the Closing Date. Not later than two calendar days prior to the Closing Date, and in addition to the documentation which is required by the agreements and conditions precedent which are set forth hereinabove, the Purchaser shall also execute and deliver or cause to be delivered all such documents, resolutions and instruments as are necessary, in the opinion of counsel for the Company and the Vendors, acting reasonably, to issue to the Vendors the entire Purchase Price Shares free and clear of all liens, charges and encumbrances, however, subject to the normal U.S. resale provisions applicable thereto, and in particular including, but not being limited to:

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(a)       a certified copy of an ordinary resolution of the shareholders of the Purchaser approving the terms and conditions of the Formal Agreement and the transactions contemplated hereby and thereby or, in the alternative, shareholders of the Purchaser holding over 50% of the issued shares of the Purchaser providing written consent resolutions evidencing their approval to the terms and conditions of the Formal Agreement and all of the transactions contemplated thereunder together with certification of any required notice to all shareholders of the Purchaser of such written consent resolutions;

(b)       a certified copy of the resolutions of the directors of the Purchaser providing for the approval of all of the transactions contemplated hereby and including, without limitation, each of the matters provided for in paragraph "4.3(f)" hereinabove;

(c)       share certificates, subject to the normal U.S. resale provisions applicable thereto, representing all of the Purchase Price Shares issued and registered in the names of the Vendors as notified by the Vendors to the Purchaser prior to Closing in accordance with section "1.2" hereinabove;

(d)       share certificates, subject to the normal U.S. resale provisions applicable thereto, representing all of the Additional Transferred Shares transferred from the Founding Shareholder to the order and direction of the Vendors at Closing in accordance with section "1.3" hereinabove;

(e)       Units For Debt common share and Loan Warrant certificates, subject to the normal U.S. resale provisions applicable thereto, representing all of the Units For Debt issued to the Company's Creditors in accordance with section "1.6" hereinabove;

(f)       share certificates representing all of the Trading Transferred Share transfer from certain Existing Shareholders to the order and direction of the Vendors at Closing in accordance with section "1.7" hereinabove;

(g)       all necessary consents and approvals in writing to the completion of the transactions contemplated herein;

(h)       a certificate of an officer of the Purchaser, dated as of the Closing Date, acceptable in form to counsel for the Company and the Vendors, acting reasonably, certifying that the warranties, representations, covenants and agreements of the Purchaser contained in, respectively, this Agreement and in any Formal Agreement are true and correct and will be true and correct as of the Closing Date as if made by the Purchaser on the Closing Date;

(i)       resignations and similar documentation required in order to effect the proposed Change in Board and officers of the Purchaser in accordance with paragraph "3.1(ab)" hereinabove;

(j)       a certified copy of the resolutions of the Board of Directors of the Purchaser accepting the proposed Change in Board and officers of the Purchaser;

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(k)       confirmation that the Purchaser has raised into trust or otherwise sufficient funding in order to close the minimum required Private Placement at Closing on the terms as set forth in paragraph "3.1(ac)" hereinabove; such that the sum of not less than U.S. $4,000,000 in liquid funds is available to the Company at Closing from the Private Placement proceeds;

(l)       an opinion of counsel to the Purchaser, dated as at the Closing Date, and addressed to the Company, the Vendors and their counsel, in form and substance satisfactory to the Company's and the Vendors' counsel, acting reasonably, and including the following:

(i)       the due incorporation, existence and standing of the Purchaser and its qualification to carry on business;

(ii)      the authorized and issued capital of the Purchaser (relying on a certificate of the registrar and transfer agent of the Purchaser as to the number and class of securities issued);

(iii)     all necessary steps and proceedings have been taken in connection with the execution, delivery and performance of the Formal Agreement and the transactions contemplated herein and therein, respectively; and

(iv)      the due issuance of the Purchase Price Shares as fully paid and non-assessable and having been issued in accordance with an applicable registration and prospectus exemption available under the Securities Act; and

(m)       all such other documents and instruments as the Company's and the Vendors' counsel may reasonably require.

Article 6
DUE DILIGENCE AND NON-DISCLOSURE

6.1                  Due Diligence. Each of the Parties shall forthwith conduct such further due diligence examination of the other Parties as it deems appropriate.

6.2                  Confidentiality. Each Party may in a reasonable manner carry out such investigations and due diligence as to the other Parties, at all times subject to the confidentiality provisions hereinbelow, as each Party deems necessary. In that regard the Parties agree that each shall have full and complete access to the Purchaser's and the Company's respective books, records, financial statements and other documents, articles of incorporation, by-laws, minutes of Board of Directors' meetings and their committees, investment agreements, material contracts and as well such other documents and materials as the Vendors or the Purchaser, or their respective counsel, may deem reasonable and necessary to conduct an adequate due diligence investigation of each such Party, its respective operations and financial condition prior to the Closing Date.

6.3                  Non-disclosure. Subject to the provisions hereinbelow, the Parties, for themselves, their officers, directors, shareholders, consultants, employees and agents agree that they each will not disseminate or disclose, or knowingly allow, permit or cause others to disseminate or disclose to third parties who are not subject to express or implied covenants of confidentiality, without the other Parties' express written consent, either: (i) the fact or existence of this Agreement or discussions and/or negotiations between them involving, inter alia, possible business transactions; (ii) the possible substance or content of those discussions; (iii) the possible terms and conditions of any proposed transaction; (iv) any statements or representations (whether verbal or written) made by either Party in the course of or in connection with those discussions; or (v) any written material generated by or on behalf of any Party and such contacts, other than such disclosure as may be required under applicable securities legislation or regulations, pursuant to any order of a court or on a "need to know" basis to each of the Parties respective professional advisors.

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6.4                  Public Announcements. Notwithstanding the provisions of this Article, the Parties agree to make such public announcements of this Agreement promptly upon its execution in accordance with the requirements of applicable securities legislation and regulations.

Article 7
ASSIGNMENT AND VARIATIONS

7.1                  Assignment. Save and except as provided herein, no Party may sell, assign, pledge or mortgage or otherwise encumber all or any part of its interest herein without the prior written consent of all of the other Parties hereto.

7.2                  Amendment. This Agreement and any provision thereof may only be amended in writing and only by duly authorized signatories of each of the respective Parties hereto.

7.3                  Variation in the terms of this Agreement upon review. It is hereby acknowledged and agreed by each of the Parties hereto that where any variation in the terms and/or conditions of this Agreement or any Formal Agreement is reasonably required by any of the Regulatory Authorities as a condition of their respective Regulatory Approval to any of the terms and conditions of this Agreement, any such reasonable variation, having first been notified to all Parties, will be deemed to be accepted by each of the Parties hereto and form part of the terms and conditions of this Agreement. If any such Party, acting reasonably, deems any such notified variation unreasonable, that Party may, in its sole and absolute discretion, and within a period of not greater than ten calendar days from its original notification and at its cost, make such further applications or submissions to the relevant Regulatory Authority as it considers necessary in order to seek an amendment to any such variation; provided, however, that the final determination by any such Regulatory Authority to any such application or submission by such objecting Party will be deemed binding upon such Party who must then provide notification to all other Parties as provided for hereinabove.

Article 8
FORCE MAJEURE

8.1                  Events. If any Party hereto is at any time prevented or delayed in complying with any provisions of this Agreement by reason of strikes, walk-outs, labour shortages, power shortages, fires, wars, acts of God, earthquakes, storms, floods, explosions, accidents, protests or demonstrations by environmental lobbyists or native rights groups, delays in transportation, breakdown of machinery, inability to obtain necessary materials in the open market, unavailability of equipment, governmental regulations restricting normal operations, shipping delays or any other reason or reasons beyond the control of that Party, then the time limited for the performance by that Party of its respective obligations hereunder shall be extended by a period of time equal in length to the period of each such prevention or delay.

8.2                  Notice. A Party shall, within seven calendar days, give notice to the other Parties of each event of force majeure under section "8.1" hereinabove, and upon cessation of such event shall furnish the other Parties with notice of that event together with particulars of the number of days by which the obligations of that Party hereunder have been extended by virtue of such event of force majeure and all preceding events of force majeure.

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Article 9
ARBITRATION

9.1                  Matters for arbitration. The Parties agree that all questions or matters in dispute with respect to this Agreement shall be submitted to arbitration pursuant to the terms hereof.

9.2                  Notice. It shall be a condition precedent to the right of any Party to submit any matter to arbitration pursuant to the provisions hereof that any Party intending to refer any matter to arbitration shall have given not less than two calendar days' prior written notice of its intention to do so to the other Parties together with particulars of the matter in dispute. On the expiration of such two calendar days the Party who gave such notice may proceed to refer the dispute to arbitration as provided in section "9.3" hereinbelow.

9.3                  Appointments. The Party desiring arbitration shall appoint one arbitrator, and shall notify the other Parties of such appointment, and the other Parties shall, within ten calendar days after receiving such notice, appoint an arbitrator, and the two arbitrators so named, before proceeding to act, shall, within five calendar days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator, to act with them and be chairperson of the arbitration herein provided for. If the other Parties shall fail to appoint an arbitrator within ten calendar days after receiving notice of the appointment of the first arbitrator, and if the two arbitrators appointed by the Parties shall be unable to agree on the appointment of the chairperson, the chairperson shall be appointed under the provisions of the Rules of the British Columbia Commercial Arbitration Act (the "Arbitration Act"). Except as specifically otherwise provided in this section, the arbitration herein provided for shall be conducted in accordance with the rules and procedures promulgated under the Arbitration Act. The chairperson, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place in the City of Vancouver, Province of British Columbia, Canada, for the purpose of hearing the evidence and representations of the Parties, and he shall preside over the arbitration and determine all questions of procedure not provided for under such Arbitration Act rules or this section. After hearing any evidence and representations that the Parties may submit, the single arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the Parties. The expense of the arbitration shall be paid as specified in the award.

9.4                  Award. The Parties agree that the award of a majority of the arbitrators, or in the case of a single arbitrator, of such arbitrator, shall be final and binding upon each of them.

Article 10
TERMINATION

10.1               Default. The Parties hereto agree that if any Party hereto is in default with respect to any of the provisions of this Agreement (herein called the "Defaulting Party"), the non-defaulting Party (herein called the "Non-Defaulting Party") shall give notice to the Defaulting Party designating such default, and within 14 calendar days after its receipt of such notice, the Defaulting Party shall either:

(a)       cure such default, or commence proceedings to cure such default and prosecute the same to completion without undue delay; or

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(b)       give the Non-Defaulting Party notice that it denies that such default has occurred and that it is submitting the question to arbitration as herein provided.

10.2               Arbitration. If arbitration is sought, a Party shall not be deemed in default until the matter shall have been determined finally by appropriate arbitration under the provisions of Article "9" hereinabove.

10.3               Curing the default. If:

(a)       the default is not so cured or the Defaulting Party does not commence or diligently proceed to cure the default; or

(b)       arbitration is not so sought; or

(c)       the Defaulting Party is found in arbitration proceedings to be in default, and fails to cure it within five calendar days after the rendering of the arbitration award,

the Non-Defaulting Parties may, by written notice given to the Defaulting Party at any time while the default continues, terminate the interest of the Defaulting Party in and to this Agreement.

10.4               Termination. In addition to the foregoing it is hereby acknowledged and agreed by the Parties hereto that this Agreement will be terminated in the event that:

(a)       the entire Ratification is not received within five business days of the due and completion execution of this Agreement by each of the Parties hereto;

(b)       a Formal Agreement as between the Company, the Vendors and the Purchaser, or the corresponding delivery of a takeover bid circular by the Purchaser to the Vendors, incorporating terms and conditions similar to those contained in this Agreement is not entered into or provided on or before February 15, 2007;

(c)       either of the Parties hereto has not either satisfied or waived each of their respective conditions precedent prior to Closing in accordance with the provisions of Article "4" hereinabove;

(d)       each of the conditions specified in section "4.3" hereinabove have not been satisfied in the manner and within the time periods as specified therein;

(e)       either of the Parties hereto has failed to deliver or caused to be delivered any of their respective documents required to be delivered by Articles "5" and "6" hereinabove prior to the Closing Date in accordance with the provisions of Articles "5" and "6";

(f)       the final Closing has not occurred on or before April 30, 2007 in accordance with section "5.2" hereinabove; or

(g)       by agreement, in writing, of each of the Parties hereto;

and in such event, unless waived by each Party hereto in advance and in writing, this Agreement will be terminated and be of no further force and effect other than the obligations under Article "6" hereinabove.

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Article 11
NOTICE

11.1               Notice. Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by prepaid registered mail deposited in a post office addressed to the Party entitled to receive the same, or delivered to such Party, at the address for such Party specified above. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the third calendar day after the same shall have been so mailed, or 15 calendar days in the case of an addressee with an address for service in a country other than a country in which the Party giving the notice, demand or other communication resides, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee.

11.2               Change of address. Either Party may at any time or from time to time notify the other Parties in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

Article 12
GENERAL PROVISIONS

12.1               Entire Agreement. This Agreement constitutes the entire agreement to date between the Parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties with respect to the subject matter of this Agreement.

12.2               Enurement. This Agreement will enure to the benefit of and will be binding upon the Parties, their respective heirs, executors, administrators and assigns.

12.3               Time of the essence. Time will be of the essence of this Agreement.

12.4               Representation and costs. It is hereby acknowledged by each of the Parties hereto that Lang Michener LLP, Lawyers - Patent & Trade Mark Agents, acts solely for the Purchaser and, correspondingly, that the Company and the Vendors have been required by each of Lang Michener LLP and the Purchaser to obtain independent legal advice with respect to their respective reviews and execution of this Agreement. Each Party to this Agreement will also bear and pay its own costs, legal and otherwise, in connection with its respective preparation, review and execution of this Agreement and, in particular, that the costs involved in the preparation of this Agreement, and all documentation necessarily incidental thereto, by Lang Michener LLP shall be at the cost of the Purchaser.

12.5               Applicable law. The situs of this Agreement is the City of Vancouver, Province of British Columbia, Canada, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws and Courts prevailing in the Province of British Columbia, Canada.

12.6               Further assurances. The Parties hereto hereby, jointly and severally, covenant and agree to forthwith, upon request, execute and deliver, or cause to be executed and delivered, such further and other deeds, documents, assurances and instructions as may be required by the Parties hereto or their respective counsel in order to carry out the true nature and intent of this Agreement.

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12.7               Severability and construction. Each Article, section, paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any court, agency or tribunal with valid jurisdiction in a proceeding to any of the Parties hereto is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the Parties and continue to be given full force and agreement as of the date upon which the ruling becomes final).

12.8               Captions. The captions, section numbers and Article numbers appearing in this Agreement are inserted for convenience of reference only and shall in no way define, limit, construe or describe the scope or intent of this Agreement nor in any way affect this Agreement.

12.9               Currency. Unless otherwise stipulated, all references to money amounts hereunder shall be in lawful money of the United States.

12.10             Counterparts. This Agreement may be signed by the Parties hereto in as many counterparts as may be necessary, and via facsimile if necessary, each of which so signed being deemed to be an original and such counterparts together constituting one and the same instrument and, notwithstanding the date of execution, being deemed to bear the effective execution date as set forth on the front page of this Agreement.

12.11            No partnership or agency. The Parties have not created a partnership and nothing contained in this Agreement shall in any manner whatsoever constitute any Party the partner, agent or legal representative of any other Party, nor create any fiduciary relationship between them for any purpose whatsoever. No Party shall have any authority to act for, or to assume any obligations or responsibility on behalf of, any other party except as may be, from time to time, agreed upon in writing between the Parties or as otherwise expressly provided.

12.12             Consents and waivers. No consent or waiver expressed or implied by either Party in respect of any breach or default by the other in the performance by such other of its obligations hereunder shall:

(a)        be valid unless it is in writing and stated to be a consent or waiver pursuant to this section;

(b)       be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation;

(c)        constitute a general waiver under this Agreement; or

(d)       eliminate or modify the need for a specific consent or waiver pursuant to this section in any other or subsequent instance.

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January 19, 2007

ACCEPTANCE AND EXECUTION

                      It is expressly understood and agreed that as soon as practicable after the execution of this Agreement the undersigned will use their best efforts to enter into a Formal Agreement or takeover bid incorporating the terms and conditions hereof, in addition to normal share purchase terms and conditions, and the undersigned hereto hereby, jointly and severally, covenant and agree to forthwith, upon request, execute and deliver, or cause to be executed and delivered, such further and other deeds, documents, assurances and instructions as may be required by the undersigned hereto or their respective counsel in order to carry out the true nature and intent of this Agreement and any such any Formal Agreement. At all times the undersigned hereto acknowledge and agree that the completion of any such Formal Agreement is subject to the prior ratification and approval of the terms and conditions of any such Formal Agreement by the Board of Directors and, if applicable, shareholders of the Purchaser, the Vendors, the Company and such Regulatory Authorities as may have jurisdiction over the Purchaser, the Company and the Vendors.

                      Please acknowledge your acceptance of the general terms of this Agreement by kindly executing the same in the space provided hereinbelow. This offer is only open for acceptance until 5:00 p.m. (Vancouver time) on January 26, 2007.

                      Yours very truly,

                      SHEPARD INC.
                      Per:

                      "Robert Harris"
                      ___________________________________________________
                      Robert Harris, Authorized Signatory for the Purchaser

                      The within offer and terms of Agreement are hereby accepted by each of the Company and the within Vendor effective on this 26th day of January, 2007:

                      CELLCYTE GENETICS, INC.
                      Per:

                      "Gary A. Reys"
                      ___________________________________________________
                      Gary A. Reys, Authorized Signatory for the Company and a Vendor

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